EXHIBIT 99.1

--------------------------- ------------------------- --------------------------
Morgan Stanley                                                  January 13, 2004
Securitized Products Group       Morgan Stanley

--------------------------- ------------------------- --------------------------




                             Computational Materials




                                  $993,709,000
                                  Approximately


                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-HE1




                       Mortgage Pass-Through Certificates





--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

--------------------------- ------------------------- --------------------------
Morgan Stanley                                                  January 13, 2004
Securitized Products Group       Morgan Stanley

--------------------------- ------------------------- --------------------------


                           Approximately $993,709,000
               Morgan Stanley ABS Capital I Inc., Series 2004-HE1

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                      Chase Manhattan Mortgage Corporation
                           Countrywide Home Loans Inc.
                                    Servicer

                             Transaction Highlights
                             ----------------------

-------- ------------ ------------- ---------------- ------------ ------------ ------------------------- ------------- ------------
                                                                   Modified
                                                      Avg Life     Duration                                 Initial
Offered                             Expected Ratings  to Call /    To Call /    Payment Window To Call   Subordination
Classes  Description   Balance(4)     (S&P/Fitch)     Mty(1)(2)   Mty(1)(2)(3)       / Mty(1)(2)           Level(5)     Benchmark
======== ============ ============= ================ ============ ============ ========================= ============= ============
  A-1    Not Offered   692,382,000                                       *****Not Offered*****
-------- ------------ ------------- ---------------- ------------ ------------ ------------------------- ------------- ------------
  A-2      Floater     776,619,000      AAA/AAA      2.88 / 3.14  2.80 / 3.03  03/04 - 02/12 / 03/04 -     [14.40%]    1 Mo. LIBOR
                                                                               08/21
-------- ------------ ------------- ---------------- ------------ ------------ ------------------------- ------------- ------------
  M-1      Floater     112,406,000       AA/AA                                 04/07 - 02/12 / 04/07 -      [7.85%]    1 Mo. LIBOR
                                                     5.30 / 5.80  5.07 / 5.50  10/17
-------- ------------ ------------- ---------------- ------------ ------------ ------------------------- ------------- ------------
  M-2      Floater      36,040,000        A/A                                  03/07 - 02/12 / 03/07 -      [5.75%]    1 Mo. LIBOR
                                                     5.29 / 5.70  4.94 / 5.28  11/15
-------- ------------ ------------- ---------------- ------------ ------------ ------------------------- ------------- ------------
  M-3      Floater      17,161,000       A-/A-       5.28 / 5.62  4.90 / 5.17  03/07 - 02/12 / 03/07 -      [4.75%]    1 Mo. LIBOR
                                                                               11/14
-------- ------------ ------------- ---------------- ------------ ------------ ------------------------- ------------- ------------
  B-1      Floater      17,161,000     BBB+/BBB+                               03/07 - 02/12 / 03/07 -      [3.75%]    1 Mo. LIBOR
                                                     5.28 / 5.55  4.86 / 5.07  03/14
-------- ------------ ------------- ---------------- ------------ ------------ ------------------------- ------------- ------------
  B-2      Floater      17,161,000      BBB/BBB                                03/07 - 02/12 / 03/07 -      [2.75%]    1 Mo. LIBOR
                                                     5.28 / 5.43  4.83 / 4.94  06/13
-------- ------------ ------------- ---------------- ------------ ------------ ------------------------- ------------- ------------
  B-3      Floater      17,161,000     BBB-/BBB-                               03/07 - 02/12 / 03/07 -      [1.75%]    1 Mo. LIBOR
                                                     5.18 / 5.19  4.48 / 4.49  05/12
-------- ------------ ------------- ---------------- ------------ ------------ ------------------------- ------------- ------------

Notes:   (1)     Certificates are priced to the 10% optional clean-up call.
-----    (2)     Based on the pricing prepayment speed.  See details below.
         (3)     Assumes pricing at par.
         (4)     Bond sizes subject to a variance of plus or minus 5%.
         (5)     Subordination levels to be finalized.

Issuer:                    Morgan Stanley ABS Capital I Inc. Trust 2004-HE1.

Depositor:                 Morgan Stanley ABS Capital I Inc.

Originators:               Aames Capital Corporation, Accredited Home Lenders,
                           Inc. and NC Capital Corporation.

Servicer:                  Chase Manhattan Mortgage Corporation and Countrywide
                           Home Loans Inc.

Trustee:                   Deutsche Bank National Trust Company.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Managers:                  Morgan Stanley (lead manager), Blaylock & Partners,
                           L.P. and Utendahl Capital Partners, L.P.

Rating Agencies:           Standard & Poor's and Fitch Ratings.

Offered Certificates:      Class A-2, M-1, M-2, M-3, B-1, B-2 and B-3
                           Certificates.

Expected Closing Date:     February 26, 2004 through DTC and Euroclear or
                           Clearstream. The Certificates will be sold without accrued interest.

Distribution Dates:        The 25th of each month, or if such day is not a
                           business day, on the next business day, beginning
                           March 25, 2004.

Final Scheduled
Distribution Date:         The Distribution Date occurring in February 2034.

Due Period:                For any Distribution Date, the period commencing on
                           the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution
                           Date occurs.

Interest Accrual Period:   The interest accrual period for the Offered
                           Certificates with respect to any Distribution Date will be the period beginning with the previous
                           Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

Mortgage Loans:            The Trust will consist of two groups of adjustable
                           and fixed rate sub-prime residential mortgage loans.

Group I Mortgage Loans:    Approximately $808.9 million of Mortgage Loans with
                           original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans:   Approximately $907.3 million of Mortgage Loans that
                           predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment Speed:  o     Fixed Rate Mortgage Loans: CPR starting at
                                 approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23%
                                 CPR thereafter

                           o     ARM Mortgage Loans: CPR of 25%

Credit Enhancement:        The Offered Certificates are credit enhanced by:

                           1)    Net monthly excess cashflow from the Mortgage
                                 Loans,

                           2) [1.75%] overcollateralization (funded upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal [3.50%] of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                           3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement         For any Distribution Date, the percentage obtained
Percentage:                by dividing (x) the aggregate Certificate Principal
                           Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal
                           Distribution Amount for such Distribution Date) by
                           (y) the aggregate principal balance of the Mortgage
                           Loans as of the last day of the related Due Period.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Step-down Date:            The later to occur of:

                           (x)   The earlier of:

                           (a)   The Distribution Date occurring in March 2007;
                                 and

                           (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and

                           (y) The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately [28.80%].

Trigger Event:             Either a Delinquency Trigger Event or a Cumulative
                           Loss Trigger Event.

Delinquency Trigger        A Delinquency Trigger Event is in effect on any
Event:                     Distribution Date if on that Distribution Date the 60
                           Day+ Rolling Average equals or exceeds [40%] of the prior period's Senior Enhancement Percentage. The 60
                           Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger    A Cumulative Loss Trigger Event is in effect on any
Event:                     Distribution Date if the aggregate amount of Realized
                           Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                           Months 37- 48           [ ] for the first month, plus
                                                   an additional 1/12th of [ ]
                                                   for each month thereafter
                                                   (e.g., [ ] in Month 43)

                           Months 49- 60           [ ] for the first month, plus
                                                   an additional 1/12th of [ ]
                                                   for each month thereafter
                                                   (e.g., [ ] in Month 55)

                           Months 61- 72           [ ] for the first month, plus
                                                   an additional 1/12th of [ ]
                                                   for each month thereafter
                                                   (e.g., [ ] in Month 67)

                           Months 73- 84           [ ] for the first month, plus
                                                   an additional 1/12th of [ ]
                                                   for each month thereafter
                                                   (e.g., [ ] in Month 79)

                           Months 85- thereafter   [ ]



Initial Subordination      Class A:             [14.40%]
Percentage:                Class M-1:            [7.85%]
                           Class M-2:            [5.75%]
                           Class M-3:            [4.75%]
                           Class B-1:            [3.75%]
                           Class B-2:            [2.75%]
                           Class B-3:            [1.75%]


Optional Clean-up Call:    When the current aggregate principal balance of the
                           Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date.

Step-up Coupons:           For all Offered Certificates the coupon will increase
                           after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class A-1 Pass-Through     The Class A-1 Certificates will accrue interest at
Rate:                      a variable rate equal to the least of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2 Pass-Through     The Class A-2 Certificates will accrue interest at a
Rate:                      variable rate equal to the least of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through     The Class M-1 Certificates will accrue interest at a
Rate:                      variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through     The Class M-2 Certificates will accrue interest at a
Rate:                      variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through     The Class M-3 Certificates will accrue interest at a
Rate:                      variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through     The Class B-1 Certificates will accrue interest at a
Rate:                      variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through     The Class B-2 Certificates will accrue interest at a
Rate:                      variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through     The Class B-3 Certificates will accrue interest at a
Rate:                      variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:          As to any Distribution Date, a per annum rate equal
                           to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual
                           Period.

Loan Group II Cap:         As to any Distribution Date, a per annum rate equal
                           to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest
                           Accrual Period.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class A-1 Basis Risk       As to any Distribution Date, the supplemental
Carry Forward Amount:      interest amount for the Class A-1 Certificates will
                           equal the sum of:

                           (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                           (ii) Any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                           (iii) Interest on the amount in clause (ii) at the
                                 related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2 Basis Risk       As to any Distribution Date, the supplemental
Carry Forward Amount:      interest amount for the Class A-2 Certificates will
                           equal the sum of:

                           (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                           (ii) Any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                           (iii) Interest on the amount in clause (ii) at the
                                 related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3,       As to any Distribution Date, the supplemental
B-1, B-2 and B-3 Basis     interest amount for each of the Class M-1, M-2,
Risk Carry Forward         M-3, B-1, B-2 and B-3 Certificates will equal the
Amounts:                   sum of:

                           (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                           (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                           (iii) Interest on the amount in clause (ii) at the
                                 Certificates' applicable Pass-Through Rate
                                 (without regard to the WAC Cap).

Interest Distributions     On each Distribution Date and after payments of
Offered Certificates:      servicing and trustee fees and on other expenses,
                           interest distributions from the Interest Remittance
                           Amount will be allocated as follows:

                           (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;

                           (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;

                           (iii) To the Class M-1 Certificates, its Accrued
                                 Certificate Interest;

                           (iv) To the Class M-2 Certificates, its Accrued Certificate Interest;

                           (v) To the Class M-3 Certificates, its Accrued Certificate Interest;

                           (vi) To the Class B-1 Certificates, its Accrued Certificate Interest;

                           (vii) To the Class B-2 Certificates, its Accrued
                                 Certificate Interest, and

                          (viii) To the Class B-3 Certificates, its Accrued
                                 Certificate Interest.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Principal Distributions    On each Distribution Date (a) prior to the
Offered Certificates:      Stepdown Date or (b) on which a Trigger on Event is
                           in effect, principal distributions from the Principal
                           Distribution Amount will be allocated as follows:

                           (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                           (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iii) to the Class M-2 Certificates, until the
                                 Certificate Principal Balance thereof has been reduced to zero;

                           (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                           (vii) to the Class B-3 Certificates, until the
                                 Certificate Principal Balance thereof has been reduced to zero.

                           On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                           (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                           (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iii) to the Class M-2 Certificates, the lesser of
                                 the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                           (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                           (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                           (vii) to the Class B-3 Certificates, the lesser of
                                 the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class A Principal          All principal distributions to the Class A
Allocation:                Certificates on any Distribution Date will be
                           allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A
                           Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

Class A-2 Interest Rate    Beginning on the first Distribution Date, and for
Cap:                       a period of 35 months thereafter, an Interest Rate
                           Cap will be pledged to the Trust for the benefit of the Class A-2 Certificates.

                           For its duration, the Class A-2 Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class A-2 Interest Rate Cap Notional Balance ("the Class A-2 Interest Rate Cap Payment") as described on the schedule herein.

Class A-2 Interest Rate    The Class A-2 Interest Rate Cap Payment shall be
Cap Payment Allocation:    available to pay any Basis Risk Carry Forward Amount
                           due to the Class A-2 Certificates.

Class M Interest Rate      Beginning on the first Distribution Date, and for a
Cap:                       period of 43 months thereafter, an Interest Rate Cap
                           will be pledged to the Trust for the benefit of the Class M Certificates.

                           For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest Rate      The Class M Interest Rate Cap Payment shall be
Cap Payment Allocation:    available to pay any Basis Risk Carry Forward Amount
                           due to the Class M-1, Class M-2 and Class M-3
                           Certificates on a pro rata basis.

Class B Interest Rate      Beginning on the first Distribution Date, and for a
Cap:                       period of 43 months thereafter, an Interest Rate Cap
                           will be pledged to the Trust for the benefit of the Class B Certificates.

                           For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest Rate      The Class B Interest Rate Cap Payment shall be
Cap Payment Allocation:    available to pay any Basis Risk Carry Forward Amount
                           due to the Class B-1, Class B-2 and Class B-3
                           Certificates on a pro rata basis.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Allocation of Net          For any Distribution Date, any Net Monthly Excess
Monthly Excess Cashflow:   Cashflow shall be paid as follows:

                           (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                           (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                           (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                           (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                           (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                           (vi) to the Class M-3 Certificates, the allocated unreimbursed realized loss amount;

                           (vii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                           (viii) to the Class B-1 Certificates, the allocated
                                  unreimbursed realized loss amount;

                           (ix) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                           (x) to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;

                           (xi) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                           (xii) to the Class B-3 Certificates, the allocated unreimbursed realized loss amount;

                           (xiii) concurrently, any unpaid Class A-1 Basis Risk
                                  Carry Forward Amount to the Class A-1
                                  Certificates, and any unpaid Class A-2 Basis
                                  Risk Carry Forward Amount to the Class A-2
                                  Certificates; and

                           (xiv) sequentially, to Classes M-1, M-2, M-3, B-1, B-2 and B-3 Certificates, in such order, any unpaid Basis Risk Carry Forward Amount for such classes.

Interest Remittance        For any Distribution Date, the portion of available
Amount:                    funds for such Distribution Date attributable to
                           interest received or advanced on the Mortgage Loans.

Accrued Certificate        For any Distribution Date and each class of Offered
Interest:                  Certificates, equals the amount of interest accrued
                           during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil
                           Relief Act of 1940 or similar state law allocated to such class.

Principal Distribution     On any Distribution Date, the sum of (i) the Basic
Amount:                    Principal Distribution Amount and (ii) the Extra
                           Principal Distribution Amount.

Basic Principal            On any Distribution Date, the excess of (i) the
Distribution Amount:       aggregate principal remittance amount over (ii) the
                           Excess Subordinated Amount, if any.

Net Monthly Excess         For any Distribution Date is the amount of funds
Cashflow:                  available for distribution on such Distribution Date
                           remaining after making all distributions of interest and principal on the certificates.

Extra Principal            For any Distribution Date, the lesser of (i) the
Distribution Amount:       excess of (x) interest collected or advanced with
                           respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and
                           (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated        For any Distribution Date, means the excess, if any
Amount:                    of (i) the overcollateralization and (ii) the
                           required overcollateralization for such Distribution
                           Date.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class A Principal          For any Distribution Date, the percentage equivalent
Allocation Percentage:     of a fraction, determined as follows: (i) in the case
                           of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I
                           Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution
                           Date and (ii) in the case of the Class A-2
                           Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal          For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the aggregate Certificate Principal
                           Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 71.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period over $8,580,617.

Class M-1 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date) and (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.30% and
                           (ii) the aggregate principal balance of the Mortgage
                           Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,580,617.

Class M-2 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date) and
                           (iii) the Certificate Principal Balance of the Class
                           M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period over $8,580,617.

Class M-3 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                           90.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,580,617.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class B-1 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates
                           (after taking into account the payment of the Class
                           M-3 Principal Distribution Amount on such
                           Distribution Date) and (v) the Certificate Principal
                           Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.50% and
                           (ii) the aggregate principal balance of the Mortgage
                           Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,580,617.

Class B-2 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates
                           (after taking into account the payment of the Class
                           M-3 Principal Distribution Amount on such
                           Distribution Date), (v) the Certificate Principal
                           Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                           Distribution Amount on such Distribution Date) and
                           (vi) the Certificate Principal Balance of the Class
                           B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period over $8,580,617.

Class B-3 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates
                           (after taking into account the payment of the Class
                           M-3 Principal Distribution Amount on such
                           Distribution Date), (v) the Certificate Principal
                           Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                           Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class B-2
                           Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate
                           Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                           96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,580,617.

Trust Tax Status:          REMIC.

ERISA Eligibility:         Subject to the considerations in the Prospectus, all
                           Offered Certificates are ERISA eligible.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

SMMEA Eligibility:         None of the Offered Certificates will be SMMEA
                           eligible.

Prospectus:                The Class A-2, Class M-1, Class M-2, Class M-3, Class
                           B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                           Complete information with respect to the Offered
                           Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                           PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                           FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                           BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

-----------------------------------------------------------------------------------------------------------
      PPC (%)                  50         60          75         100        125         150        175
-----------------------------------------------------------------------------------------------------------
  A-2 WAL (yrs)               5.58       4.75        3.85       2.88        2.23       1.76        1.39
      First Payment Date   3/25/2004   3/25/2004  3/25/2004   3/25/2004  3/25/2004   3/25/2004  3/25/2004
      Expected Final       4/25/2019   3/25/2017  10/25/2014  2/25/2012  5/25/2010   3/25/2009  5/25/2008
      Maturity
      Window                1 - 182     1 - 157    1 - 128     1 - 96      1 - 75     1 - 61      1 - 51
-----------------------------------------------------------------------------------------------------------
  M-1 WAL                    10.16       8.66        7.01       5.30        4.44       4.10        4.09
      First Payment Date   2/25/2009   4/25/2008  6/25/2007   4/25/2007  6/25/2007   7/25/2007  10/25/2007
      Expected Final       4/25/2019   3/25/2017  10/25/2014  2/25/2012  5/25/2010   3/25/2009  5/25/2008
      Maturity
      Window                60 - 182   50 - 157    40 - 128    38 - 96    40 - 75     41 - 61    44 - 51
-----------------------------------------------------------------------------------------------------------
  M-2 WAL                    10.16       8.66        7.01       5.29        4.37       3.90        3.71
      First Payment Date   2/25/2009   4/25/2008  6/25/2007   3/25/2007  5/25/2007   6/25/2007  7/25/2007
      Expected Final       4/25/2019   3/25/2017  10/25/2014  2/25/2012  5/25/2010   3/25/2009  5/25/2008
      Maturity
      Window                60 - 182   50 - 157    40 - 128    37 - 96    39 - 75     40 - 61    41 - 51
-----------------------------------------------------------------------------------------------------------
  M-3 WAL                    10.16       8.66        7.01       5.28        4.34       3.85        3.61
      First Payment Date   2/25/2009   4/25/2008  6/25/2007   3/25/2007  4/25/2007   5/25/2007  6/25/2007
      Expected Final       4/25/2019   3/25/2017  10/25/2014  2/25/2012  5/25/2010   3/25/2009  5/25/2008
      Maturity
      Window                60 - 182   50 - 157    40 - 128    37 - 96    38 - 75     39 - 61    40 - 51
-----------------------------------------------------------------------------------------------------------
  B-1 WAL                    10.16       8.66        7.01       5.28        4.34       3.83        3.56
      First Payment Date   2/25/2009   4/25/2008  6/25/2007   3/25/2007  4/25/2007   5/25/2007  5/25/2007
      Expected Final       4/25/2019   3/25/2017  10/25/2014  2/25/2012  5/25/2010   3/25/2009  5/25/2008
      Maturity
      Window                60 - 182   50 - 157    40 - 128    37 - 96    38 - 75     39 - 61    39 - 51
-----------------------------------------------------------------------------------------------------------
  B-2 WAL                    10.16       8.66        7.01       5.28        4.33       3.78        3.51
      First Payment Date   2/25/2009   4/25/2008  6/25/2007   3/25/2007  3/25/2007   4/25/2007  5/25/2007
      Expected Final       4/25/2019   3/25/2017  10/25/2014  2/25/2012  5/25/2010   3/25/2009  5/25/2008
      Maturity
      Window                60 - 182   50 - 157    40 - 128    37 - 96    37 - 75     38 - 61    39 - 51
-----------------------------------------------------------------------------------------------------------
  B-3 WAL                    10.00       8.51        6.88       5.18        4.23       3.71        3.40
      First Payment Date   2/25/2009   4/25/2008  6/25/2007   3/25/2007  3/25/2007   3/25/2007  4/25/2007
      Expected Final       4/25/2019   3/25/2017  10/25/2014  2/25/2012  5/25/2010   3/25/2009  5/25/2008
      Maturity
      Window                60 - 182   50 - 157    40 - 128    37 - 96    37 - 75     37 - 61    38 - 51
-----------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

------------------------------------------------------------------------------------------------------------
      PPC (%)                  50          60         75          100         125        150        175
------------------------------------------------------------------------------------------------------------
 A-2  WAL (yrs)               5.96        5.11       4.17        3.14        2.45        1.94       1.53
      First Payment Date    3/25/2004  3/25/2004   3/25/2004   3/25/2004   3/25/2004  3/25/2004  3/25/2004
      Expected Final        6/25/2031  9/25/2029   6/25/2026   8/25/2021   2/25/2018  7/25/2015  8/25/2013
      Maturity
      Window                 1 - 328    1 - 307     1 - 268     1 - 210     1 - 168    1 - 137    1 - 114
------------------------------------------------------------------------------------------------------------
 M-1  WAL                     10.97       9.40       7.65        5.80        4.85        4.43       4.43
      First Payment Date    2/25/2009  4/25/2008   6/25/2007   4/25/2007   6/25/2007  7/25/2007  10/25/2007
      Expected Final       11/25/2027  5/25/2025  12/25/2021  10/25/2017  12/25/2014  11/25/2012 6/25/2011
      Maturity
      Window                60 - 285    50 - 255   40 - 214    38 - 164    40 - 130    41 - 105   44 - 88
------------------------------------------------------------------------------------------------------------
 M-2  WAL                     10.84       9.28       7.54        5.70        4.70        4.16       3.93
      First Payment Date    2/25/2009  4/25/2008   6/25/2007   3/25/2007   5/25/2007  6/25/2007  7/25/2007
      Expected Final        4/25/2025  10/25/2022  7/25/2019  11/25/2015   5/25/2013  8/25/2011  5/25/2010
      Maturity
      Window                60 - 254    50 - 224   40 - 185    37 - 141    39 - 111    40 - 90    41 - 75
------------------------------------------------------------------------------------------------------------
 M-3  WAL                     10.74       9.18       7.45        5.62        4.62        4.07       3.79
      First Payment Date    2/25/2009  4/25/2008   6/25/2007   3/25/2007   4/25/2007  5/25/2007  6/25/2007
      Expected Final       10/25/2023  4/25/2021   4/25/2018  11/25/2014   7/25/2012  12/25/2010 10/25/2009
      Maturity
      Window                60 - 236    50 - 206   40 - 170    37 - 129    38 - 101    39 - 82    40 - 68
------------------------------------------------------------------------------------------------------------
 B-1  WAL                     10.62       9.07       7.36        5.55        4.55        4.00       3.70
      First Payment Date    2/25/2009  4/25/2008   6/25/2007   3/25/2007   4/25/2007  5/25/2007  5/25/2007
      Expected Final       11/25/2022  5/25/2020   7/25/2017   3/25/2014   1/25/2012  7/25/2010  6/25/2009
      Maturity
      Window                60 - 225    50 - 195   40 - 161    37 - 121     38 - 95    39 - 77    39 - 64
------------------------------------------------------------------------------------------------------------
 B-2  WAL                     10.42       8.88       7.20        5.43        4.45        3.88       3.58
      First Payment Date    2/25/2009  4/25/2008   6/25/2007   3/25/2007   3/25/2007  4/25/2007  5/25/2007
      Expected Final        8/25/2021  3/25/2019   7/25/2016   6/25/2013   6/25/2011  1/25/2010  1/25/2009
      Maturity
      Window                60 - 210    50 - 181   40 - 149    37 - 112     37 - 88    38 - 71    39 - 59
------------------------------------------------------------------------------------------------------------
 B-3  WAL                     10.01       8.52       6.89        5.19        4.24        3.72       3.41
      First Payment Date    2/25/2009  4/25/2008   6/25/2007   3/25/2007   3/25/2007  3/25/2007  4/25/2007
      Expected Final       11/25/2019  8/25/2017   3/25/2015   5/25/2012   8/25/2010  5/25/2009  7/25/2008
      Maturity
      Window                60 - 189    50 - 162   40 - 133     37 - 99     37 - 78    37 - 63    38 - 53
------------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

------------------------------------------------------------------------
      CPR (%)                         20           25           30
------------------------------------------------------------------------
 A-2  WAL (yrs)                      3.41         2.68         2.15
      First Payment Date          3/25/2004    3/25/2004    3/25/2004
      Expected Final Maturity     10/25/2013   10/25/2011   5/25/2010
      Window                       1 - 116       1 - 92       1 - 75
------------------------------------------------------------------------
 M-1  WAL                            6.32         5.11         4.45
      First Payment Date          3/25/2007    4/25/2007    6/25/2007
      Expected Final Maturity     10/25/2013   10/25/2011   5/25/2010
      Window                       37 - 116     38 - 92      40 - 75
------------------------------------------------------------------------
 M-2  WAL                            6.32         5.09         4.36
      First Payment Date          3/25/2007    4/25/2007    5/25/2007
      Expected Final Maturity     10/25/2013   10/25/2011   5/25/2010
      Window                       37 - 116     38 - 92      39 - 75
------------------------------------------------------------------------
 M-3  WAL                            6.32         5.09         4.34
      First Payment Date          3/25/2007    3/25/2007    4/25/2007
      Expected Final Maturity     10/25/2013   10/25/2011   5/25/2010
      Window                       37 - 116     37 - 92      38 - 75
------------------------------------------------------------------------
 B-1  WAL                            6.32         5.07         4.32
      First Payment Date          3/25/2007    3/25/2007    4/25/2007
      Expected Final Maturity     10/25/2013   10/25/2011   5/25/2010
      Window                       37 - 116     37 - 92      38 - 75
------------------------------------------------------------------------
 B-2  WAL                            6.32         5.07         4.32
      First Payment Date          3/25/2007    3/25/2007    3/25/2007
      Expected Final Maturity     10/25/2013   10/25/2011   5/25/2010
      Window                       37 - 116     37 - 92      37 - 75
------------------------------------------------------------------------
 B-3  WAL                            6.21         4.98         4.22
      First Payment Date          3/25/2007    3/25/2007    3/25/2007
      Expected Final Maturity     10/25/2013   10/25/2011   5/25/2010
      Window                       37 - 116     37 - 92      37 - 75
------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

------------------------------------------------------------------------
      CPR (%)                         20           25           30
------------------------------------------------------------------------
 A-2  WAL (yrs)                      3.70         2.92         2.35
      First Payment Date          3/25/2004    3/25/2004    3/25/2004
      Expected Final Maturity     11/25/2024   1/25/2021    2/25/2018
      Window                       1 - 249      1 - 203      1 - 168
------------------------------------------------------------------------
 M-1  WAL                            6.93         5.60         4.86
      First Payment Date          3/25/2007    4/25/2007    6/25/2007
      Expected Final Maturity     7/25/2020    5/25/2017    1/25/2015
      Window                       37 - 197     38 - 159     40 - 131
------------------------------------------------------------------------
 M-2  WAL                            6.82         5.49         4.70
      First Payment Date          3/25/2007    4/25/2007    5/25/2007
      Expected Final Maturity     4/25/2018    6/25/2015    5/25/2013
      Window                       37 - 170     38 - 136     39 - 111
------------------------------------------------------------------------
 M-3  WAL                            6.74         5.42         4.62
      First Payment Date          3/25/2007    3/25/2007    4/25/2007
      Expected Final Maturity     1/25/2017    6/25/2014    8/25/2012
      Window                       37 - 155     37 - 124     38 - 102
------------------------------------------------------------------------
 B-1  WAL                            6.65         5.34         4.54
      First Payment Date          3/25/2007    3/25/2007    4/25/2007
      Expected Final Maturity     5/25/2016    11/25/2013   2/25/2012
      Window                       37 - 147     37 - 117     38 - 96
------------------------------------------------------------------------
 B-2  WAL                            6.50         5.22         4.44
      First Payment Date          3/25/2007    3/25/2007    3/25/2007
      Expected Final Maturity     5/25/2015    2/25/2013    6/25/2011
      Window                       37 - 135     37 - 108     37 - 88
------------------------------------------------------------------------
 B-3  WAL                            6.22         4.99         4.23
      First Payment Date          3/25/2007    3/25/2007    3/25/2007
      Expected Final Maturity     2/25/2014    2/25/2012    8/25/2010
      Window                       37 - 120     37 - 96      37 - 78
------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

   Period       A-2 Cap (%)   M-1 Cap (%)    M-2 Cap (%)   M-3 Cap (%)    B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
------------- -------------- ------------- -------------- ------------- -------------- ------------- --------------
                Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360    Actual/360

       0              -             -              -             -              -             -              -
       1            9.97           9.81          9.81           9.81          9.81           9.81          9.81
       2            9.28           9.13          9.13           9.13          9.13           9.13          9.13
       3            9.55           9.38          9.38           9.38          9.38           9.38          9.38
       4            9.34           9.17          9.17           9.17          9.17           9.17          9.17
       5            9.57           9.39          9.39           9.39          9.39           9.39          9.39
       6            9.35           9.17          9.17           9.17          9.17           9.17          9.17
       7            9.35           9.17          9.17           9.17          9.17           9.17          9.17
       8            9.58           9.39          9.39           9.39          9.39           9.39          9.39
       9            9.36           9.17          9.17           9.17          9.17           9.17          9.17
      10            9.59           9.39          9.39           9.39          9.39           9.39          9.39
      11            9.37           9.17          9.17           9.17          9.17           9.17          9.17
      12            9.38           9.17          9.17           9.17          9.17           9.17          9.17
      13            10.12          9.89          9.89           9.89          9.89           9.89          9.89
      14            9.39           9.17          9.17           9.17          9.17           9.17          9.17
      15            9.62           9.39          9.39           9.39          9.39           9.39          9.39
      16            9.40           9.17          9.17           9.17          9.17           9.17          9.17
      17            9.63           9.39          9.39           9.39          9.39           9.39          9.39
      18            9.41           9.17          9.17           9.17          9.17           9.17          9.17
      19            9.42           9.17          9.17           9.17          9.17           9.17          9.17
      20            9.68           9.41          9.41           9.41          9.41           9.41          9.41
      21            9.47           9.20          9.20           9.20          9.20           9.20          9.20
      22            10.48         10.21          10.21         10.21          10.21         10.21          10.21
      23            10.23          9.95          9.95           9.95          9.95           9.95          9.95
      24            10.23          9.95          9.95           9.95          9.95           9.95          9.95
      25            11.11         10.79          10.79         10.79          10.79         10.79          10.79
      26            10.27          9.97          9.97           9.97          9.97           9.97          9.97
      27            10.56         10.24          10.24         10.24          10.24         10.24          10.24
      28            10.46         10.14          10.14         10.14          10.14         10.14          10.14
      29            10.77         10.42          10.42         10.42          10.42         10.42          10.42
      30            10.49         10.14          10.14         10.14          10.14         10.14          10.14
      31            10.53         10.16          10.16         10.16          10.16         10.16          10.16
      32            10.87         10.48          10.48         10.48          10.48         10.48          10.48
      33            10.75         10.35          10.35         10.35          10.35         10.35          10.35
      34            10.96         10.53          10.53         10.53          10.53         10.53          10.53
      35            10.66         10.22          10.22         10.22          10.22         10.22          10.22
      36            10.67         10.22          10.22         10.22          10.22         10.22          10.22
      37            23.30         11.24          11.24         11.24          11.24         11.24          11.24

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

   Period       A-2 Cap (%)   M-1 Cap (%)    M-2 Cap (%)   M-3 Cap (%)    B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
------------- -------------- ------------- -------------- ------------- -------------- ------------- --------------
                Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360    Actual/360

      38            11.09         10.28          10.28         10.28          10.27         10.27          10.27
      39            11.55         10.73          10.73         10.73          10.73         10.73          10.73
      40            11.76         10.18          10.18         10.18          10.18         10.18          10.18
      41            12.15         10.51          10.51         10.51          10.51         10.51          10.51
      42            11.76         10.18          10.18         10.18          10.18         10.18          10.18
      43            11.78         10.20          10.20         10.20          10.20         10.20          10.20
      44            12.21         10.57          10.57         10.57          10.57         10.57          10.57
      45            11.94         10.22          10.22         10.22          10.22         10.22          10.22
      46            12.62         10.83          10.83         10.83          10.83         10.83          10.83
      47            12.21         10.48          10.48         10.48          10.48         10.48          10.48
      48            12.21         10.48          10.48         10.48          10.48         10.48          10.48
      49            13.08         11.23          11.23         11.23          11.23         11.23          11.23
      50            12.26         10.53          10.53         10.53          10.53         10.53          10.53
      51            12.79         11.01          11.01         11.01          11.01         11.01          11.01
      52            12.39         10.66          10.66         10.66          10.66         10.66          10.66
      53            12.80         11.01          11.01         11.01          11.01         11.01          11.01
      54            12.39         10.66          10.66         10.66          10.66         10.66          10.66
      55            12.40         10.67          10.67         10.67          10.67         10.67          10.67
      56            12.83         11.04          11.04         11.04          11.04         11.04          11.04
      57            12.49         10.77          10.77         10.77          10.77         10.77          10.77
      58            13.00         11.19          11.19         11.19          11.19         11.19          11.19
      59            12.58         10.82          10.82         10.82          10.82         10.82          10.82
      60            12.58         10.82          10.82         10.82          10.82         10.82          10.82
      61            13.92         11.98          11.98         11.98          11.98         11.98          11.98
      62            12.57         10.82          10.82         10.82          10.82         10.82          10.82
      63            12.99         11.18          11.18         11.18          11.18         11.18          11.18
      64            12.57         10.82          10.82         10.82          10.82         10.82          10.82
      65            12.99         11.18          11.18         11.18          11.18         11.18          11.18
      66            12.57         10.82          10.82         10.82          10.82         10.82          10.82
      67            12.57         10.81          10.81         10.81          10.81         10.81          10.81
      68            12.99         11.17          11.17         11.17          11.17         11.17          11.17
      69            12.57         10.81          10.81         10.81          10.81         10.81          10.81
      70            12.99         11.17          11.17         11.17          11.17         11.17          11.17
      71            12.57         10.81          10.81         10.81          10.81         10.81          10.81
      72            12.57         10.81          10.81         10.81          10.81         10.81          10.81
      73            13.91         11.97          11.97         11.97          11.97         11.97          11.97
      74            12.57         10.81          10.81         10.81          10.81         10.81          10.81
      75            12.98         11.17          11.17         11.17          11.17         11.17          11.17

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

   Period       A-2 Cap (%)   M-1 Cap (%)    M-2 Cap (%)   M-3 Cap (%)    B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
------------- -------------- ------------- -------------- ------------- -------------- ------------- --------------
                Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360    Actual/360

      76            12.56         10.80          10.80         10.80          10.80         10.80          10.80
      77            12.98         11.16          11.16         11.16          11.16         11.16          11.16
      78            12.56         10.80          10.80         10.80          10.80         10.80          10.80
      79            12.56         10.80          10.80         10.80          10.80         10.80          10.80
      80            12.98         11.16          11.16         11.16          11.16         11.16          11.16
      81            12.56         10.80          10.80         10.80          10.80         10.80          10.80
      82            12.68         11.16          11.16         11.16          11.16         11.16          11.16
      83            11.20         10.80          10.80         10.80          10.80         10.80          10.80
      84            11.21         10.80          10.80         10.80          10.80         10.80          10.80
      85            12.42         11.95          11.95         11.95          11.95         11.95          11.95
      86            11.23         10.80          10.80         10.80          10.80         10.80          10.80
      87            11.62         11.15          11.15         11.15          11.15         11.15          11.15
      88            11.26         10.79          10.79         10.79          10.79         10.79          10.79
      89            11.65         11.15          11.15         11.15          11.15         11.15          11.15
      90            11.29         10.79          10.79         10.79          10.79         10.79          10.79
      91            11.30         10.79          10.79         10.79          10.79         10.79          10.79
      92            11.70         11.15          11.15         11.15          11.15         11.15          11.15
      93            11.33         10.79          10.79         10.79          10.79         10.79          10.79
      94            11.73         11.15          11.15         11.15          11.15         11.15          11.15
      95            11.37         10.79          10.79         10.79          10.79         10.79          10.79
      96            11.38         10.79          10.79         10.79          10.79         10.79          10.79
      97            12.19         11.53          11.53         11.53          11.53         11.53          11.53
      98            11.42         10.79          10.79         10.79          10.79         10.79          10.79
      99            11.82         11.14          11.14         11.14          11.14         11.14          11.14
      100           11.46         10.78          10.78         10.78          10.78         10.78          10.78
      101           11.86         11.14          11.14         11.14          11.14         11.14          11.14
      102           11.49         10.78          10.78         10.78          10.78         10.78            -
      103           11.51         10.78          10.78         10.78          10.78         10.78            -
      104           11.92         11.14          11.14         11.14          11.14         11.14            -
      105           11.56         10.78          10.78         10.78          10.78         10.78            -
      106           11.97         11.14          11.14         11.14          11.14         11.14            -
      107           11.60         10.78          10.78         10.78          10.78         10.78            -
      108           11.63         10.78          10.78         10.78          10.78         10.78            -
      109           12.90         11.93          11.93         11.93          11.93         11.93            -
      110           11.67         10.78          10.78         10.78          10.78         10.78            -
      111           12.09         11.14          11.14         11.14          11.14         11.14            -
      112           11.72         10.78          10.78         10.78          10.78         10.78            -
      113           12.14         11.14          11.14         11.14          11.14         11.14            -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

   Period       A-2 Cap (%)   M-1 Cap (%)    M-2 Cap (%)   M-3 Cap (%)    B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
------------- -------------- ------------- -------------- ------------- -------------- ------------- --------------
                Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360    Actual/360

      114           11.78         10.78          10.78         10.78          10.78           -              -
      115           11.81         10.78          10.78         10.78          10.78           -              -
      116           12.23         11.14          11.14         11.14          11.14           -              -
      117           11.86         10.78          10.78         10.78          10.78           -              -
      118           12.29         11.13          11.13         11.13          11.13           -              -
      119           11.93         10.77          10.77         10.77          10.77           -              -
      120           11.96         10.77          10.77         10.77          10.77           -              -
      121           13.27         11.93          11.93         11.93          11.93           -              -
      122           12.02         10.77          10.77         10.77          10.77           -              -
      123           12.46         11.13          11.13         11.13          11.13           -              -
      124           12.09         10.77          10.77         10.77            -             -              -
      125           12.53         11.13          11.13         11.13            -             -              -
      126           12.17         10.77          10.77         10.77            -             -              -
      127           12.20         10.77          10.77         10.77            -             -              -
      128           12.65         11.13          11.13         11.13            -             -              -
      129           12.28         10.77          10.77         10.77            -             -              -
      130           12.74         11.13          11.13         11.13            -             -              -
      131           12.37         10.77          10.77         10.77            -             -              -
      132           12.41         10.77          10.77           -              -             -              -
      133           13.79         11.93          11.93           -              -             -              -
      134           12.50         10.77          10.77           -              -             -              -
      135           12.97         11.13          11.13           -              -             -              -
      136           12.60         10.77          10.77           -              -             -              -
      137           13.07         11.13          11.13           -              -             -              -
      138           12.70         10.77          10.77           -              -             -              -
      139           12.75         10.77          10.77           -              -             -              -
      140           13.23         11.13          11.13           -              -             -              -
      141           12.86         10.77          10.77           -              -             -              -
      142           13.35         11.13          11.13           -              -             -              -
      143           12.97         10.77          10.77           -              -             -              -
      144           13.03         10.77            -             -              -             -              -
      145           14.00         11.51            -             -              -             -              -
      146           13.16         10.77            -             -              -             -              -
      147           13.66         11.13            -             -              -             -              -
      148           13.29         10.77            -             -              -             -              -
      149           13.80         11.13            -             -              -             -              -
      150           13.43         10.77            -             -              -             -              -
      151           13.50         10.77            -             -              -             -              -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

   Period       A-2 Cap (%)   M-1 Cap (%)    M-2 Cap (%)   M-3 Cap (%)    B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
------------- -------------- ------------- -------------- ------------- -------------- ------------- --------------
                Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360    Actual/360

      152           14.02         11.13            -             -              -             -              -
      153           13.65         10.77            -             -              -             -              -
      154           14.18         11.13            -             -              -             -              -
      155           13.81         10.78            -             -              -             -              -
      156           13.89         10.78            -             -              -             -              -
      157           15.47         11.93            -             -              -             -              -
      158           14.06         10.78            -             -              -             -              -
      159           14.62         11.14            -             -              -             -              -
      160           14.24         10.78            -             -              -             -              -
      161           14.81         11.14            -             -              -             -              -
      162           14.43         10.78            -             -              -             -              -
      163           14.53         10.78            -             -              -             -              -
      164           15.12         11.14            -             -              -             -              -
      165           14.73         10.78            -             -              -             -              -
      166           15.34         11.14            -             -              -             -              -
      167           14.95         10.78            -             -              -             -              -
      168           15.08           -              -             -              -             -              -
      169           16.88           -              -             -              -             -              -
      170           15.42           -              -             -              -             -              -
      171           16.13           -              -             -              -             -              -
      172           15.80           -              -             -              -             -              -
      173           16.53           -              -             -              -             -              -
      174           16.21           -              -             -              -             -              -
      175           16.44           -              -             -              -             -              -
      176           17.25           -              -             -              -             -              -
      177           16.95           -              -             -              -             -              -
      178           17.78           -              -             -              -             -              -
      179           17.49           -              -             -              -             -              -
      180           17.78           -              -             -              -             -              -
      181           20.03           -              -             -              -             -              -
      182           18.42           -              -             -              -             -              -
      183           19.40           -              -             -              -             -              -
      184           19.15           -              -             -              -             -              -
      185           20.20           -              -             -              -             -              -
      186           19.98           -              -             -              -             -              -
      187           20.45           -              -             -              -             -              -
      188           21.64           -              -             -              -             -              -
      189           21.49           -              -             -              -             -              -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

   Period       A-2 Cap (%)   M-1 Cap (%)    M-2 Cap (%)   M-3 Cap (%)    B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
------------- -------------- ------------- -------------- ------------- -------------- ------------- --------------
                Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360    Actual/360

      190           22.80           -              -             -              -             -              -
      191           22.70           -              -             -              -             -              -
      192           23.39           -              -             -              -             -              -
      193           25.81           -              -             -              -             -              -
      194           24.97           -              -             -              -             -              -
      195           26.74           -              -             -              -             -              -
      196           26.89           -              -             -              -             -              -
      197           28.94           -              -             -              -             -              -
      198           29.25           -              -             -              -             -              -
      199           30.66           -              -             -              -             -              -
      200           33.33           -              -             -              -             -              -
      201           34.08           -              -             -              -             -              -
      202           37.38           -              -             -              -             -              -
      203           38.62           -              -             -              -             -              -
      204           41.50           -              -             -              -             -              -
      205           49.77           -              -             -              -             -              -
      206           49.15           -              -             -              -             -              -
      207           56.17           -              -             -              -             -              -
      208           61.02           -              -             -              -             -              -
      209           72.13           -              -             -              -             -              -
      210           81.90           -              -             -              -             -              -
      211           99.68           -              -             -              -             -              -
      212          132.61           -              -             -              -             -              -
      213          182.24           -              -             -              -             -              -
      214          331.65           -              -             -              -             -              -
      215             *             -              -             -              -             -              -
      216             -             -              -             -              -             -              -
      217             -             -              -             -              -             -              -

* In Period 215 the Class A-2 has a balance of $62,999 and is paid $246,995 in interest

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Interest Rate Cap Schedules

                      Class A-2 Cap                           Class M Cap                              Class B Cap
           ------------------------------------   -------------------------------------    -------------------------------------
 Period     Balance ($)    Strike %  Ceiling %     Balance ($)      Strike %  Ceiling %     Balance ($)     Strike %   Ceiling %
    1      776,619,000.00    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
    2      759,696,304.80    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
    3      742,705,878.22    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
    4      725,644,047.00    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
    5      708,508,886.77    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
    6      691,300,358.03    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
    7      674,020,294.68    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
    8      656,672,381.85    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
    9      639,262,122.39    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
   10      621,796,792.24    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
   11      604,286,098.96    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
   12      586,850,334.96    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
   13      569,749,528.48    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
   14      553,052,093.17    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
   15      536,748,575.36    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
   16      520,829,742.07    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
   17      505,286,575.87    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
   18      490,110,269.88    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
   19      475,292,222.87    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
   20      460,824,034.41    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
   21      446,697,500.29    6.35      8.85        165,607,000.00     5.70      8.20        51,483,000.00     4.25       6.75
   22      432,904,670.74    7.50      9.70        165,607,000.00     6.75      8.95        51,483,000.00     5.30       7.50
   23      419,438,171.74    7.50      9.70        165,607,000.00     6.75      8.95        51,483,000.00     5.30       7.50
   24      406,289,819.51    7.50      9.70        165,607,000.00     6.75      8.95        51,483,000.00     5.30       7.50
   25      393,452,150.74    7.50      9.70        165,607,000.00     6.75      8.95        51,483,000.00     5.30       7.50
   26      380,917,876.45    7.50      9.70        165,607,000.00     6.75      8.95        51,483,000.00     5.30       7.50
   27      368,679,877.93    7.50      9.70        165,607,000.00     6.75      8.95        51,483,000.00     5.30       7.50
   28      356,731,202.74    8.25      10.00       165,607,000.00     7.45      9.20        51,483,000.00     6.00       7.75
   29      345,065,060.90    8.25      10.00       165,607,000.00     7.45      9.20        51,483,000.00     6.00       7.75
   30      333,674,821.04    8.25      10.00       165,607,000.00     7.45      9.20        51,483,000.00     6.00       7.75
   31      322,554,006.75    8.25      10.00       165,607,000.00     7.45      9.20        51,483,000.00     6.00       7.75
   32      311,696,295.14    8.25      10.00       165,607,000.00     7.45      9.20        51,483,000.00     6.00       7.75
   33      301,095,515.66    8.25      10.00       165,607,000.00     7.45      9.20        51,483,000.00     6.00       7.75
   34      290,745,625.97    9.00      10.00       165,607,000.00     8.20      9.20        51,483,000.00     6.75       7.75
   35      280,640,741.48    9.00      10.00       165,607,000.00     8.20      9.20        51,483,000.00     6.75       7.75
   36      270,775,100.32    9.00      10.00       165,607,000.00     8.20      9.20        51,483,000.00     6.75       7.75
   37                                              165,607,000.00     8.20      9.20        51,483,000.00     6.75       7.75
   38                                              161,135,388.68     8.20      9.20        43,108,967.11     6.75       7.75
   39                                              145,470,789.77     8.20      9.20        42,070,445.29     6.75       7.75
   40                                              132,068,145.82     9.05      9.20        41,056,624.12     7.60       7.75
   41                                              128,884,535.86     9.05      9.20        40,066,920.84     7.60       7.75
   42                                              125,776,676.00     9.05      9.20        39,100,766.34     7.60       7.75
   43                                              122,742,778.56     9.05      9.20        38,157,604.86     7.60       7.75
   44                                              119,781,097.85     9.05      9.20        37,236,893.73     7.60       7.75



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 23